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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                DECEMBER 8, 2000
                Date of Report (Date of earliest event reported)

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                             USA BIOMASS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

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              DELAWARE                      0-17594            33-0329559
    (State or Other Jurisdiction          (Commission         (IRS Employer
          of Incorporation)              File Number)      Identification No.)


           7314 SCOUT AVENUE,
        BELL GARDENS, CALIFORNIA                                  90201
(Address of Principal Executive Offices)                       (Zip Code)


                                 (562) 928-9900
              (Registrant's telephone number, including area code)


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Item 7.  Exhibits

         16 Letter from Kelly and Company addressing the revised disclosures in Registrant's 8-K/A filed on December 22, 2000



                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           USA BIOMASS CORPORATION


Date:  January 29, 2001                By: /s/ EUGENE TIDGEWELL
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                                           Eugene Tidgewell
                                           Chief Financial Officer
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                                  EXHIBIT INDEX



         16 Letter from Kelly and Company addressing the revised disclosures in Registrant's 8-K/A filed on December 22, 2000


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